CONSENT OF INDEPENDENT AUDITORS

We consent to the incorporation by reference in the Registration Statement (Form
S-8  No. 33-06315)   pertaining   to  the  GATX  Logistics,  Inc.  401(k)  Cash
Accumulation Plan of GATX Corporation of our report dated March 21, 1998, with respect to the financial statements of the GATX Logistics, Inc. 401(k) Cash Accumulation Plan for the year ended December 31, 1997 included in this Annual Report (Form 11-K) for the year ended December 31, 1997.


                                                  ERNST & YOUNG LLP


Jacksonville, Florida
June 16, 1998